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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                August 20, 1996


                  ContiMortgage Home Equity Loan Trust 1996-3
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                 33-99340-03             Application Pending
- -----------------------------      -----------             -------------------
(State or Other Jurisdiction)      (Commission              (I.R.S. Employer
       of Incorporation)           File Number)            Identification No.)


c/o Manufacturers & Traders Trust Company
                One M&T Plaza
                 Buffalo, NY                                      14240
- -----------------------------------------                       ----------
 (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code (716) 842-4217


                                   No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans


         ContiSecurities Asset Funding Corp. registered issuances of up to $3,500,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99340) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1996-3 (the "Registrant" or the "Trust") issued $550,000,000 in aggregate principal amount of its Home Equity Pass-Through Certificates, Series 1996-3 (the "Certificates"), on August 20, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of August 1, 1996, among ContiSecurities Asset Funding Corp. (the "Depositor"), ContiMortgage Corporation (the "Company"), as seller and servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9IO and Class A-10IO Certificates (the "Class A Certificates"), the Class B-IO Certificates (the "Class B-IO Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates and the Class B-IO Certificates, the "Certificates"). Only the Class A Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance (or, in the case of the Class A-9IO and Class A-10IO Certificates, the Notional Principal Amount) thereof and the applicable Pass-Through Rate thereof. The PassThrough Rates for the Class A Certificates are as follows: Class A-1, 6.76%; Class A-2, 6.95%; Class A-3, 7.16%; Class A-4, 7.34%; Class A-5, 7.52%;
Class A-6, 7.83%; Class A-7, 8.04%; Class A-8, as defined in the Pooling and Servicing Agreement, Class A-9IO, 1.30% and Class A-10IO, 0.90%. The Class A Certificates have initial aggregate principal amounts as follows: Class A-1, $136,000,000; Class A-2, $33,000,000; Class A-3, $72,000,000; Class A-4,
$30,000,000; Class A-5, $42,000,000; Class A-6, $54,000,000; Class A-7,
$33,000,000; and Class A-8, $150,000,000. The Class A-9IO and Class A-10IO
Certificates are interest only Certificates and have no Certificate Principal Balance.

         As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated April 17, 1996 and the Prospectus Supplement dated July 30, 1996 filed pursuant to Rule 424(b)(5) of the Act on August 20, 1996.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

        1.1 Underwriting Agreement dated July 30, 1996, between ContiSecurities Asset Funding Corp. and Merrill Lynch & Co., as Representative of the Several Underwriters.

        4.1 Pooling and Servicing Agreement dated as of August 1, 1996, among ContiSecurities Asset Funding Corp., ContiMortgage Corporation, as seller and servicer, and Manufacturers and Traders Trust Company, as trustee.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CONTISECURITIES ASSET FUNDING CORP., as
                                                     Depositor


                                    By:    /s/ James E. Moore
                                       ------------------------------------
                                           Name: James E. Moore
                                           Title: President

                                    By:    /s/ Jerome M. Perelson
                                       ------------------------------------
                                           Name:  Jerome M. Perelson
                                           Title: Vice President



Dated:  September 4, 1996

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                                 EXHIBIT INDEX


Exhibit No.       Description                                         Page No.

    1.1           Underwriting Agreement dated July 30, 1996,
                  between ContiSecurities Asset Funding Corp.
                  and Merrill Lynch & Co., Inc., as
                  Representative of the Several Underwriters.         ________

    4.1           Pooling and Servicing Agreement dated as of
                  August 1, 1996, among ContiSecurities Asset
                  Funding Corp., ContiMortgage Corporation, as
                  seller and servicer, and Manufacturers and
                  Traders Trust Company, as trustee.                  ________